UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

Commission File Number	Exact Name of Registrant as Specified in its Charter	I.R.S. Employer Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
(313) 235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
(313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Forward-Looking Statements:
SIGNATURES
EXHIBIT INDEX
News Release, Dated November 30, 2004
Preliminary Summary of Key Provisions of Final Rate Order

Item 8.01. Other Events

     On November 30, 2004, The Detroit Edison Company (“Detroit Edison”), a wholly-owned subsidiary of DTE Energy Company (“DTE Energy”), issued a News Release in which it announced that it posted to the DTE Energy website at www.dteenergy.com a Preliminary Summary of Key Provisions of Detroit Edison Final Rate Order.

     For a detailed discussion, please see Detroit Edison’s News Release dated November 30, 2004, and the Preliminary Summary of Key Provisions of Detroit Edison Final Rate Order dated November 30, 2004, attached as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	News Release of Detroit Edison dated November 30, 2004.
99.2	Preliminary Summary of Key Provisions of Detroit Edison Final Rate Order.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and Detroit Edison’s 2003 Form 10-K (which are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison ’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: December 1, 2004	DTE ENERGY COMPANY (Registrant)
/s/Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

Date: December 1, 2004	THE DETROIT EDISON COMPANY (Registrant)
/s/Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release of Detroit Edison dated November 30, 2004.

99.2	Preliminary Summary of Key Provisions of Detroit Edison Final Rate Order.